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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                Current Report


               Filed pursuant to Section 12, 13, or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) March 30, 1998


                              OWOSSO CORPORATION
                              ------------------
                (Exact name of issuer as specified in charter)



     PENNSYLVANIA                       0-25066                    23-2756709
(State or Other Jurisdiction           Commission               (I.R.S. Employer
    of Incorporation or                file number               Identification
       Organization)                                                 Number)



          The Triad Building, 2200 Renaissance Boulevard, Suite 150,
                          King of Prussia, PA 19406
                   (Address of principal executive offices)


                                (610) 275-4500
             (Registrant's telephone number, including area code)



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Item 5.           Acquisition or Disposition of Assets
                  ------------------------------------

                  On March 30, 1998, Owosso Corporation (the
"Company")announced that it had signed an agreement to sell substantially all of the assets of Great Bend Manufacturing Company, Inc. ("Great Bend") and that it had signed non-binding letters of intent to sell the assets of two other businesses in its specialized equipment segment -- DewEze Manufacturing, Inc. and Parker Industries.


Item 7.           Financial Statements, Pro Forma
                  Financial Information and Exhibits
                  ----------------------------------

   (c)            Exhibits

 99.1             Press release dated March 30, 1998.



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                                   SIGNATURE
                                   ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        OWOSSO CORPORATION


Date:  March 30, 1998                   By:  /s/ John H. Wert, Jr.
                                           -----------------------
                                           John H. Wert, Jr., Senior Vice
                                           President - Finance and Chief
                                           Financial Officer

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                                 EXHIBIT INDEX



Exhibit
  No.                              Description
-------                            -----------

99.1              Press release dated March 30, 1998.

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